UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________
FORM 8-K/A
(Amendment No.1)
__________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2018
 __________________________________
INTERNATIONAL SPEEDWAY
CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________________________

Florida	000-02384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida		32114
(Address of Principal Executive Offices)		(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to International Speedway Corporation’s Current Report on Form 8-K, and associated DEFA14A co-filing, on November 9, 2018 (the “Original 8-K”), which was filed with the Securities and Exchange Commission on November 9, 2018, solely to correct a clerical error which resulted in the Date of Report on Original 8-K being incorrect. The Original Filing is hereby amended to correctly identify the Date of the Report as November 9, 2018. Except for this correction, this Amendment No. 1 does not modify, amend, or update in any way any other item or disclosure in the Original Filing.

Section 8 – Other Items

Item 8.01	Other Items

Please see Section 8 incorporated by reference from our Original 8-K filed on November 9, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

Date:	November 13, 2018	By:	/s/ Benjamin Odom
Benjamin Odom
Vice President - Deputy General Counsel